                                                                 EXHIBIT 10(m)


                 FIRST AMENDMENT TO JOINT SECURITY AGREEMENT


THIS FIRST AMENDMENT is made September 26, 1995, by and among NUCLEAR METALS,
     INC. ("Nuclear Metals"), CAROLINA METALS, INC. ("Carolina Metals"; together with Nuclear Metals, "Borrowers"), and STATE STREET BANK AND TRUST COMPANY ("Bank").

WHEREAS, the Borrowers and Bank entered into (a) a Credit Agreement dated as of March 31, 1995, as amended by a First Amendment to Credit Agreement ("First Credit Agreement Amendment") dated as of June 30, 1995 (as further amended, modified, supplemented and/or restated from time to time, "Credit Agreement"), and (b) a Joint Security Agreement dated as of March 31, 1995, as amended by the First Credit Agreement Amendment and hereby (as further amended, modified, supplemented and/or restated from time to time, "Security Agreement");

WHEREAS, pursuant to the Credit Agreement, the Bank established a credit facility in favor of the Borrowers in the aggregate principal amount of $5,650,000;

WHEREAS, the Borrowers have requested that the Bank establish in their favor an additional credit facility in the principal amount of $2,000,000 ("Line of Credit");

WHEREAS, on the date hereof, the Borrowers and Bank have entered into a letter agreement (as amended, modified, supplemented and/or restated from time to time, "Letter Agreement") by which the Bank has agreed to establish the Line of Credit;

WHEREAS, a condition to the effectiveness of the Letter Agreement is the execution and delivery by the Borrowers to the Bank of this First Amendment;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and Bank agree as follows:

                        1.        Unless otherwise defined herein,
     capitalized terms used herein shall have the meanings ascribed to them in the Security Agreement;

                        2. Section 1 of the Security Agreement is amended by including in the definition of the term "Collateral," all equipment (as such term is defined by the Uniform Commercial Code as adopted in Massachusetts) in which either Borrower now has or hereafter acquires any rights and the proceeds therefrom (including, without limitation, proceeds of insurance) and accessions thereto.

                        3. The Borrowers agree and acknowledge that the defined term "Obligations" set forth in Section 2 of the Security Agreement includes the obligations of the Borrowers to the Bank now existing or hereafter arising under, relating to or in connection with the Letter Agreement, including, without limitation, all obligations of the Borrowers under the Demand Note, as defined in the Letter Agreement.

                        4. As of September 25, 1995, the obligations of the Borrowers to the Bank under the Credit Agreement equaled $2,750,188.89, comprised of (a) $1,733,333.35 and $10,688.88, in principal and interest respectively under the Term Note (as defined in the Credit Agreement), and (b) $1,000,000 and $6,166.66 in principal and interest respectively under the Revolving Credit Note (as defined in the Credit Agreement), as amended, plus attorneys' fees, charges and expenses.

                        5.        The Company acknowledges and agrees that
     (a) the amounts set forth in paragraph 4 above are due and owing to the Bank without any counterclaim or setoff, and (b) the Obligations are secured by a first priority perfected security interest in all of the personal property of the Borrowers granted to the Bank pursuant to the Security Agreement, as amended by the First Credit Agreement Amendment and hereby, including without limitation, all accounts, inventory, equipment and general intangibles (including (a) the patents and patent applications ("Patents") owned by Nuclear Metals and listed on SCHEDULE I attached hereto, together with all proceeds thereof, all rights corresponding thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the recordings and applications therefor, and (b) the trademarks and trademark ("Trademarks") applications owned by Nuclear Metals and listed on SCHEDULE II attached hereto, all proceeds thereof, all rights corresponding thereto and the recordings and applications therefor and all goodwill of the business to which each such trademark and application relates.

                        6. Carolina Metals acknowledges and agrees that the Guaranty Agreement dated as of April 13, 1995 executed by it in favor of the Bank is a valid and enforceable guaranty of all of the obligations of Nuclear Metals to the Bank, whether now existing or hereafter arising.

                        7.        The Borrowers represent and warrant that
     (a) each of the Patents is valid and enforceable and Nuclear Metals is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges, licenses, collateral assignments, mortgages or other encumbrances other than in favor of the Bank, (b) each of the Trademarks is valid and enforceable and Nuclear

     Metals is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges, licenses, collateral assignments, mortgages or other encumbrances other than in favor of the Bank, and
     (c) the representations and warranties in the Security Agreement are true and accurate as of the date hereof, including without limitation, the representation and warranty pertaining to the locations of Collateral, as the same pertains to equipment in which either Borrower has any rights.

                        8. The Borrowers jointly and severally release, remise and forever discharge the Bank and each of its past, present and future officers, directors, stockholders, agents, employees, affiliates, attorneys, successors and assigns of and from any and all claims, obligations, demands, causes of action, counterclaims and defenses of any kind or nature whatsoever (including any claims, counterclaims or defenses based on so-called lender liability), which either or both of the Borrowers now has against the Bank and/or any of its past, present and future officers, directors, stockholders, agents, employees, affiliates, attorneys, successors and assigns, or ever had from the beginning of the world to this date.

                        9. This First Amendment, which shall be governed by the laws of The Commonwealth of Massachusetts, may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the date first above written.


NUCLEAR METALS, INC.


/S/ JAMES M. SPIEZIO
----------------------
Name:   James M. Spiezio
Title:  Vice President


CAROLINA METALS, INC.


/S/ JAMES M. SPIEZIO
----------------------
Name:   James M. Spiezio
Title:  President


STATE STREET BANK AND TRUST
COMPANY


/S/ WILLIAM R. DEWEY IV
-------------------------
Name:   William R. Dewey IV
Title:  Vice President

                                                                    SCHEDULE I


   PATENT NO.                            DATE OF PATENT
   ----------                            --------------

   4,488,031                              12/11/84
   4,501,073                              02/26/85
   4,699,769                              10/13/87
   4,701,310                              10/20/87
   4,735,252                              04/05/88
   4,793,978                              12/27/88
   4,813,965                              03/21/89
   4,824,478                              04/25/89
   4,837,375                              06/06/89
   4,938,400                              07/03/90
   5,084,253                              01/28/92
   5,147,448                              09/15/92
   5,273,711                              12/28/93
   5,276,335                              01/04/94
   5,349,908                              09/27/94
   5,354,358                              10/11/94
   5,417,778                              05/23/95
   5,421,916                              06/06/94





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                                                                   SCHEDULE II


      TRADEMARK                  REGISTRATION NUMBER         REGISTRATION DATE
      ---------                  -------------------         -----------------

   REP-R-                              945061                     10/17/72
   PREP-R-                            1,683,587                    4/21/92
   BERALCAST-TM-               Application Serial No. 74-             N/A
                               620,903